UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 28, 2004


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                     1-04721                   48-0457967
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)


        6200 Sprint Parkway, Overland Park, Kansas              66251
         (Address of principal executive offices)            (Zip Code)


   Registrant's telephone number, including area code        (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

On September 28, 2004, the Board of Directors of Sprint Corporation ("Sprint") elected a new director, William H. Swanson. Mr. Swanson is the Chairman and Chief Executive Officer of Raytheon Company, an industry leader in defense and government electronics, space, information technology, technical services, and business and special mission aircraft. The Sprint Board has not yet appointed Mr. Swanson to serve on any Board committee. A copy of Sprint's press release announcing Mr. Swanson's election to the Board of Directors is attached as
Exhibit 99 to this report and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits


99 Press Release announcing election of William H. Swanson as a director of Sprint Corporation.
















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        SPRINT CORPORATION



Date:  September 29, 2004            By:  /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary

























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                                  EXHIBIT INDEX


Exhibit
Number    Description                                                 Page

   99. Press Release announcing election of William H. Swanson as a director of Sprint Corporation.

































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